Exhibit 24



                        POWER OF ATTORNEY AND SIGNATURES

     Each person whose signature  appears below  constitutes and appoints Alfred
P. Degen and Kenneth W. Hogan his/her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities indicated on November 28, 1997.

     Signature               Title
     ---------               -----

S/A. P. Degen
----------------------------
Alfred P. Degen              President, Chief Executive Officer & Director

S/K. W. Hogan
----------------------------
K. W. Hogan                  Vice President, Chief Financial Officer & Secretary

S/E. N. Agresti
----------------------------
Ernest N. Agresti            Director

S/M. G. Alperin
----------------------------
Melvin G. Alperin            Director

----------------------------
C. Hamilton Davison          Director

S/D. A. DeAngelis
----------------------------
Don A. DeAngelis             Director


----------------------------
James M. Dillon              Director

S/J. K. Farnum
----------------------------
Jonathan K. Farnum           Director

S/J. F. Guthrie
----------------------------
John F. Guthrie              Director

----------------------------
Eleanor M. McMahon           Director